INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Stock Purchase Agreement and Investor Questionnaire)

A. Complete the following items in the Stock Purchase Agreement and in the Investor Questionnaire:

1. Provide the information regarding the investor requested on the signature pages (page 2 and on Annex II the Investor Questionnaire). Please submit a separate Stock Purchase Agreement and Investor Questionnaire for each individual fund/entity that will hold the Securities. The Stock Purchase Agreement and the Investor Questionnaire must be executed by an individual authorized to bind the investor.

2. Return the signed Stock Purchase Agreement and Investor Questionnaire to:

Kirkpatrick & Lockhart Preston Gates Ellis LLP One Lincoln Street Boston, MA 02111 Attn: Barbara A. Jones, Esq. Phone: (617) 951-9096 Fax: (617) 261-3175

And fax copies to:

China Precision Steel, Inc.
8th Floor, Teda Building
87 Wing Lok Street
Sheung Wan, Hong Kong
Attn: Wo Hing Li, President
Phone: +1-852-8543-8223
Fax: +1-852-2854-1121

American Union Securities, Inc.
100 Wall Street
New York, NY 10005
Attn: John Leo, President
Phone: +1-212-232-0120
Fax: +1-212-785-5867

Investors outside the United States should also fax a copy to:

Belmont Capital Group Limited
Suite C, 20th Floor Neich Tower
128 Gloucester Road, Wanchai
Hong Kong
Attn: Tracy Hung Wan
Phone: +852-2517-6262
Fax: +852-2548-7788

An executed original Stock Purchase Agreement and Investor Questionnaire or a fax thereof must be received by 2:00 p.m., Eastern time, on a date to be determined and distributed to the investor at a later date.

B.	Instructions regarding the transfer of funds for the purchase of Securities will be faxed to the investor by the Placement Agents at a later date.

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STOCK PURCHASE AGREEMENT

China Precision Steel, Inc.
8th Floor, Teda Building
87 Wing Lok Street
Sheung Wan, Hong Kong

Ladies & Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you, in accordance with and pursuant to the Terms and Conditions for Purchase of Securities (the “Terms and Conditions”) set forth in Annex I, together with the Exhibits thereto, and the Investor Questionnaire as set forth in Annex II, each of which is attached hereto and incorporated herein by reference, as follows:

1. This Securities Purchase Agreement (the “Agreement”) is made as of the date set forth below among China Precision Steel, Inc., a Colorado corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of at least 6,666,666 shares (the “Securities”) of common stock of the Company, par value US$0.001 per share (the “Common Stock”), in a private placement (the “Offering”) to certain accredited investors in the United States and elsewhere in reliance upon available exemptions from the U.S. Securities Act of 1933, as amended (the “Securities Act”).

3. The Company and the Investor agree that the Investor will purchase from the Company ___________ shares, for a purchase price of US$3.00 per share, or an aggregate purchase price of US$_______________, pursuant to the Terms and Conditions. Unless otherwise requested by the Investor, certificates representing the Securities purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it is not a Registered Representative at a NASD member firm and has no direct or indirect affiliation or association with any NASD member firm as of the date hereof. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraphs 4 and 5 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

Dated as of February ____, 2007

AGREED AND ACCEPTED:

China Precision Steel, Inc.	Investor: _______________________________

By: ___________________________________

__________________________________	Print Name: _____________________________
By:
Title:	Title: __________________________________

Address: _______________________________

______________________________________

Tax ID No. _____________________________

Contact name: __________________________

Telephone: _____________________________

Name in which shares should be registered (if different):

_____________________________________

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.  Authorization and Sale of the Securities. Subject to these Terms and Conditions, the Company has authorized the issuance and sale of at least 6,666,666 shares of its Common Stock in the Offering. The Company reserves the right, in its sole discretion, to increase or decrease this number at any time prior to the Closing.

2.  Agreement to Sell and Purchase the Securities; Subscription Date.

2.1  At the Closing (as defined in Section 3), the Company will issue and sell to the Investor, and the Investor will purchase from the Company upon the terms and conditions hereinafter set forth, the number of Securities set forth in paragraph 4 of the Stock Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon (collectively, the “Agreement”).

2.2  As part of the Offering, the Company may enter into the same form of Stock Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Stock Purchase Agreements (including the Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Securities until the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of Securities, and (ii) notified each of American Union Securities, Inc., in its capacity as U.S. placement agent for the Offering (the “U.S. Placement Agent”) and Belmont Capital Group Limited, in its capacity as international placement agent for the Offering (the “International Placement Agent and together with the U.S. Placement Agent, the “Placement Agents”), in writing that it will no longer accept Agreements from Investors for the purchase of Securities in the Offering, but in no event shall the Subscription Date be later than February 16, 2007. Each Investor must complete a Stock Purchase Agreement and an Investor Questionnaire (in the form attached as Annex II to the Stock Purchase Agreement) in order to purchase Securities in the Offering.

2.3  The Investor acknowledges that the Company intends to pay to the U.S. Placement Agent at Closing (as defined below), subject to certain conditions, (i) an amount in cash, unless otherwise agreed upon, equal to 5% of the gross proceeds received by the Company in the Offering and (ii) warrants to purchase the equivalent of 4.25% of the Securities sold to the Investors on behalf of the Company. The Investor further acknowledges that the Company intends to pay to the International Placement Agent at Closing, subject to certain conditions, (i) cash in the amount of 5% of the gross proceeds received by the Company in the Offering and (ii) warrants to purchase the equivalent of 4.25% of the Securities. Additional compensation in the form of cash and securities may be payable to the Placement Agents if certain events occur in connection with the Offering. The Placement Agents are also entitled to reimbursement of their out-of-pocket expenses incurred in connection with the Offering.

3.  Delivery of the Securities at Closing.

3.1  The completion of the purchase and sale of the Securities (the “Closing”) shall occur (the “Closing Date”) on or about February 16, 2007, at the offices of the Company’s counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Securities set forth in paragraph 4 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock Purchase Agreement, in the name of a nominee designated by the Investor.

3.2  The obligation of the Company to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth in paragraph 4 of the Stock Purchase Agreement; (b) receipt of executed Agreements from Investors purchasing an aggregate investment in the Common Stock of no less than US$20 million, (c) completion of the purchases and sales under the Agreements with the Other Investors; (d) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and (e) the absence of any threat of or pending legal action, suit or proceeding which seeks to restrain or prohibit the transactions contemplated by the Agreements.

3.3  The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of Securities so as to constitute an aggregate investment in the Common Stock of no less than US$20 million; (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); (c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of Company Counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the offer and sale of the Securities; (d) the absence of any threat of or pending legal action, suit or proceeding which seeks to restrain or prohibit the transactions contemplated by the Agreements; (e) each of the Placement Agents shall agree to refrain from selling or transferring shares beneficially owned by it prior to the date of this Agreement or received as compensation in accordance with Section 2.3 hereof for such period and in such form as may be agreed with the Company; and (f) the Limited Standstill Agreements, substantially in the form attached hereto as ExhibitB, shall be executed and delivered by each of the Company’s directors and executive officer; and (g) Mr. Wo Hing Li, the Company’s President and substantial shareholder, shall deliver a certificate to the Investors pursuant to which he agrees to deliver to the Company for cancellation such number of shares as the Company shall be required to issue pursuant to Section 5.1 hereof.

4.  Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1  Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, the Company’s Quarter Report on Form 10-Q for the quarter ended December 31, 2006, the Company’s Current Reports on Form 8-K, dated February 13, 2007 and dated January 4, 2007, the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders, dated November 22, 2006, and any other reports or documents filed by the Company under the Exchange Act since February 13, 2007 (the “Exchange Act Documents”), and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2  Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Securities being purchased by the Investor hereunder, upon issuance and payment therefor pursuant to this Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

4.3  Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Securities under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws or under the rules of The Nasdaq Capital Market.

4.4  Capitalization. The capitalization of the Company as of December 31, 2006 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents, (iii) the Stock Exchange Agreement and related transactions as disclosed in the Exchange Act Documents and the Agreements. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except (i) as set forth in or contemplated by the Exchange Act Documents or in the Agreements and (ii) for warrants for 100,000 shares of Common Stock issuable to CCG Elite Investor Relations upon the consummation of the transactions contemplated by the Agreements, excercisable at the purchase price of $3.00 per share, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options, other than an executory agreement between the Company and Wo Hing Li for the conversion, subject to shareholder approval and upon and subject to the occurrence of certain events (including the consummation of the transactions contemplated herein), into Common Stock or otherwise of such amounts as may then remain due and payable to Wo Hing Li. Except as set forth in the Exchange Act Documents or otherwise herein, the issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Securities or the issuance and sale thereof, except (i) with respect to the right of Shu Keung Leung to register up to 1,268,150 shares of Common Stock owned by him on the Registration Statement (as defined in Section 8.1 below), and (ii) as otherwise set forth herein (including Exhibit B attached hereto) or in the Exchange Act Documents. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents or otherwise herein, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.5  Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.

4.6  Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the “SEC”) and except as disclosed in the Exchange Act Documents. The other financial information pertaining to the Company and contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

4.7  No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since December 31, 2006, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

4.8  Reporting Status; Disclosure. The Company has filed in a timely manner all documents and reports that the Company was required to file under the Exchange Act during the twelve months preceding the date of this Agreement or has received a valid extension of such time of filing and has filed any such documents and reports prior to the expiration of any such extension. The Exchange Act Documents complied in all material respects with the applicable requirements of the SEC, including the rules and regulations promulgated under the Securities Act and the Exchange Act as required as of their respective filing dates and the information contained therein was accurate, true and complete in all material respects as of such filing date. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date are accurate, true and complete in all material respects.

4.9  Nasdaq Compliance; Listing of the Shares. (a) The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The Nasdaq Capital Market (“Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from Nasdaq. In accordance with Nasdaq Marketplace Rule 4350(i), shareholder approval for the issuance of the Securities was obtained at the Company’s Annual Meeting of Shareholders on December 27, 2006, as reported in the Exchange Act Documents. (b) The Company shall comply with all requirements of the NASD with respect to the issuance of the Securities and the listing thereof on Nasdaq. The Company shall use its best efforts to take such actions as may be necessary after the Closing for the listing of the Securities on Nasdaq.

4.10  No Manipulation of Stock. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

4.11  Company not an “Investment Company”. The Company is not, and as a result of the transactions contemplated by this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

4.12  Transactions with Affiliates and Employees. Except as set forth in the Exchange Act Documents, none of the officers or directors of the Company is a party to any transaction with the Company (other than for services as officers and directors), since the beginning of the current fiscal year in excess of $120,000 other than (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred or advances made on behalf of the Company, (c) interests arising solely as a shareholder of the Company or its subsidiaries, and (d) employee benefits, including stock option agreements under any stock option plan of the Company.

4.13  Accountants. To the Company’s knowledge, Murrell, Hall, McIntosh & Co. PLLP are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

4.14  Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

4.15  Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

4.16  Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.17  Private Offering. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Securities other than the exhibits attached hereto and the corporate presentation containing certain financial projections which constitute material non-public information (the “Corporate Presentation”). The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act and Regulation S promulgated thereunder. However, the Company shall not be restricted from the issuance of (i) Common Stock to the Wo Hing Li upon conversion of certain outstanding debt owed thereto, subject to shareholder approval and upon and subject to the occurrence of certain events, (ii) equity securities or warrants or other convertible securities issued, sold or otherwise disposed of pursuant to lending/credit arrangements to which the Company or its Subsidiaries are a party, (iii) equity securities issued or sold in connection with commercial or strategic partnership arrangements entered into for primarily non-equity financing purposes, (iv) equity securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company as a result of a stock split or stock dividend, (v) equity securities or options to acquire equity securities issued pursuant to employee stock option, purchase or similar equity-based stock incentive plans in effect as of the date of this Agreement, (vi) equity securities sold or otherwise disposed of pursuant to plans adopted in compliance with Rule 10b5-1 under the Exchange Act, and (vii) equity securities issued in connection with acquisitions where such equity securities are issued by the Company as consideration to the purchaser in such acquisition.

4.18  Limited Standstill. The Company will make available to the Investors on the Closing Date copies of the Limited Standstill Agreements, substantially in the form attached hereto as Exhibit B, executed by each of the Company’s directors, the Company’s President and the Company’s Chief Financial Officer. The Company represents and warrants to the Investors that, as of the date of the Agreements, no other member of the Company’s management owns equity securities or securities or instruments convertible into or exchangeable for equity securities of the Company.

4.19  Foreign Corrupt Practices; Anti Money Laundering. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, at any time the Company has been subject thereto. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or arbitrator involving the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

4.20  Acknowledgement Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Agreements and the transactions contemplated thereby. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representations.

4.21  Disclosure. Following the issuance of the press release and the Form 8-K in accordance with Section 10 hereof, the Investors will not, to the Company’s knowledge, possess any material non-public information concerning the Company. The Company acknowledges that the Investor is relying on the representations, acknowledgements and agreements made by the Company in this Section 4 and elsewhere in this Agreement in making decisions concerning an investment in the Company’s securities.

5.  Additional Covenants of the Company.

5.1  The Company agrees to reserve for issuance on the Closing Date an aggregate of 2,000,000 shares of Common Stock (the “Make Good Shares”) for issuance to Investors in accordance with the following:

(a) If the Company’s net income for the fiscal year ending June 30, 2007, is less than US$10.4 million, as set forth in the Company’s audited financial statements as filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 (and any amendments thereto), then the Company shall provide to the Company’s Transfer Agent an instruction notice substantially in the form attached hereto as Exhibit A, with a copy to Investors, to issue 2,000,000 Make Good Shares to the Investors on a pro-rata basis; provided, however, that if no Make Good Shares are to be issued pursuant to this Section 5.1(a), then such shares shall continue to be reserved by the Company for issuance, if required, in accordance with Section 5.1(b) below;

(b) If no Make Good Shares are required to be issued pursuant to Section 5.1(a) above and the Company’s net income for the fiscal year ending June 30, 2008, is less than 95% of projected net income of US$13.1 million, that is US$12,445,000, as set forth in the Company’s audited financial statements as filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (and any amendments thereto), then the Company shall provide to the Company’s Transfer Agent an instruction notice substantially in the form attached hereto as Exhibit A, with a copy to Investors, to issue 2,000,000 Make Good Shares to the Investors on a pro-rata basis.

(c) In the event that liquidated damages are required to be paid to Investors as set forth in Section 8.1 below in connection with a Registration Default (as defined below), then, prior to the determination required under Section 5.4(a) and (b) above, the amount of any such liquidated damages required to be paid pursuant to Section 8.1 shall be deducted from the required net income amount set forth in Section 5.1 (a) and (b) above with respect to the fiscal year in which such liquidated damages are paid.

(d) No portion of the Make Good Shares may be transferred to Investors or registered for resale prior to the filing of the Company’s Form 10-K for the respective fiscal year or, if later, thirty (30) days after the effective date of the Registration Statement for the Securities sold in the Offering.

6.  Representations, Warranties and Covenants of the Investor.

6.1  The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is either an “accredited investor” as defined in Regulation D under the Securities Act or a non-U.S. person as defined in Regulation S under the Securities Act who is acquiring the Securities in an offshore transaction, and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Securities set forth in paragraph 4 of the Stock Purchase Agreement in the ordinary course of its business and for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act (including pursuant to the Registration Statement (as defined in Section 8.1 below), and has no agreement or understanding, directly or indirectly, with any person to distribute any of the Securities; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire and has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in paragraph 4 of the Stock Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein; and (vii) the Investor has reviewed the Company’s Exchange Act Documents, and specifically has read and understands the “Risk Factors” contained therein and has considered those and other risks in deciding to purchase the Securities; and (viii) the Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Investor understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations of the Investor, including the bona fide nature of the Investor’s investment intent, as contained herein. The Investor acknowledges and agrees that a restrictive legend will be included on the Securities as follows:

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHETICATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN ACCORDANCE WITH AN EXEMPTION THEREFROM, IF AVAILABLE, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY AN OPINION OF COUNSEL FOR THE TRANSFEROR REASONABLY SATISFACTORY TO THE COMPANY, PROVIDED THAT NO SUCH OPINION OR ANY CONSENT BY THE COMPANY SHALL BE REQUIRED FOR PLEDGE OF THE SECURITIES PURSUANT TO A BONA FIDE MARGIN OR FINANCING ARRANGEMENT.

6.2  The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

6.3  The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

6.4  Investor will not, prior to the effectiveness of the Registration Statement, directly or indirectly, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition") the Securities in violation of the Securities Act. The Investor has not, during the 15 days prior to the date of this Agreement, directly or indirectly, traded in the Securities or established any hedge or other position in the Securities that is outstanding on the Closing Date and that is designed to or expected to lead to or result in a Disposition by the Investor or any other person or entity, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Securities by the Investor or any other person or entity in violation of the Securities Act. For purposes of the preceding sentence, “hedging or other transactions” would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Securities of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

6.5  The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

6.6  The Investor represents to the Company that, at all time during the Offering, the Investor has maintained in confidence all material non-public information relating to the Company received by the Investor from the Company or the Placement Agents, and covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Offering and the Corporate Presentation received by the Investor from the Company or the Placement Agents until such information (a) is disclosed by the Company pursuant to Section 10 below or otherwise, (b) becomes generally publicly available other than through a violation of this provision by the Investor or its agents, or (c) is required to be disclosed in legal, regulatory or administrative proceedings or similar process; provided, however, that before making any disclosure in reliance on this Section 6.6, the Investor will give the Company at least fifteen (15) days prior written notice ( or such shorter period as may be required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished.

6.7  The Investor acknowledges that it has independently evaluated the merits of the transaction contemplated by this Agreement, that it has independently determined to enter into the transaction contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder. The Investor acknowledges that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

6.8  The Investor agrees to comply with the requirements of Regulation M, if applicable, with respect to the sale of the Securities by the Investor. The Investor hereby confirms its understanding that it may not cover short sales made prior to the effective date of the Registration Statement with Securities registered for resale thereon. The Investor acknowledges that it does not intend to cover short positions made by it before the effective date with Securities held by it and registered on the Registration Statement.

7.  Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

8.   Registration of the Securities; Compliance with the Securities Act.

8.1  Registration Requirement. Subject to the terms and limitations hereof, the Company shall file a registration statement on Form S-3, if available, or other appropriate registration document under the Securities Act (the “Registration Statement”) for resale of the Securities and those shares held by certain existing shareholders of the Company (the “Registrable Securities”) and shall use its reasonable best efforts to maintain the Registration Statement effective for a period of twenty-four (24) months at the Company’s expense (the “Effectiveness Period”). The Company shall file such Registration Statement no later than ninety (90) days after the Closing Date (the “Filing Default”), and shall use reasonable best efforts to cause such Registration Statement to become effective within one hundred and fifty (150) days after the Closing Date (the “Effectiveness Default”, and each of an Effectiveness Default and a Filing Default, a “Registration Default”). Subject to the conditions and limitations hereof, including the limitations set forth in Sections 8.2 and 8.3, in the event of a Registration Default, the Company shall be required to make a cash payment, as liquidated damages, to the Investor for each 30-day period of a Registration Default, in an amount equal to of 1.0% of the aggregate purchase price (the “Purchase Price”) paid by the Investor as set forth in paragraph 4 of the Stock Purchase Agreement; provided, however, that in no event shall the aggregate amount payable hereunder with respect to a Registration Default exceed 6% of the Purchase Price paid by the Investor; and provided, further, that the Company shall have no obligation to pay any such liquidated damages to the Investor during a Registration Default for any delay substantially due to (i) issues raised by the SEC, the NASD or Nasdaq relating to the applicability of Rule 415 under the Securities Act to the Registration Statement, the resale of the Securities, the form or structure of the Offering, or the acts or omissions of persons or entities other than the Company, or (ii) information required from the Investor. The liquidated damages payable herein shall apply on a pro-rata basis for any portion of a 30-day period of a Registration Default. For the avoidance of doubt, any right to receive such cash payment shall be the Investor’s sole and exclusive remedy for the failure of the Company to satisfy the obligations under this Section 8.1.

8.2  Rule 415; Cutback. Notwithstanding the registration obligations set forth in Section 8.1, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC on Form S-3 or such other form available to register for resale the Registrable Securities.  In such event, the Investors shall have the right to have all of their shares registered in such Initial Registration Statement, as amended, or New Registration Statement, as the case may be, before any other shareholder of the Company shall have the right to register its Registrable Securities.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by SEC or staff guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

8.3  Limitation to Registration Requirement. The Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 8 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or (ii) during any period in which the Company suspends the rights of an Investor after giving the Investor a Suspension Notice (defined below) pursuant to Section 8.8 hereof.

8.4  Expenses of Registration. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to the Agreements. All underwriting discounts, selling commissions and expense allowances applicable to the sale by the Investor of Registrable Securities and all fees and disbursements of counsel for the Investor shall be borne by the Investor.

8.5  Registration Procedures. The Company shall:

(a)  Subject to the prompt receipt of necessary information from the Investors, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by the Registration Statement;

(b)  Respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(c)  Notify the Investor as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(d)  Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Investor may reasonably request, together with a copy of a letter from the Company substantially in the form attached hereto as Exhibit C;

(e)  Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(f)  Use its reasonable best efforts to comply with all applicable rules and regulations of the U.S. federal and state securities laws applicable to the Registration Statement; and

(g)  Take such action, consistent with Section 11 below, as is necessary to cause the Company’s transfer agent promptly after the effective date of the Registration Statement, to effect the removal of the legend set forth in Section 6.1 above.

8.6  Statement of Beneficial Ownership. The Company may require the Investor to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Investor and the controlling person thereof and any other such information regarding the Investor, the Registrable Securities held by the Investor and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Investor’s Registrable Securities. The Investor hereby understands and agrees that the Company may, in its sole discretion, exclude the Investor’s shares of Common Stock from the Registration Statement in the event that the Investor fails to provide such information requested by the Company within the time period reasonably specified by the Company or is required to do so by applicable law.

8.7  Compliance. The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to such Investor in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

8.8  Transfer of Securities After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter made available to or, if required, delivered to purchasers of the Securities being sold thereunder in accordance with the Securities Act, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) to the extent required under the Securities Act, provide the Investor copies of any documents filed pursuant to Section 8.8(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 8.8(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 8.8(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of notice from the Company that a supplemented or amended Prospectus has been prepared and filed by the Company with the SEC and is available electronically, or, if required in accordance with the Securities Act, until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d)  Provided that a Suspension is not then in effect, the Investor may sell Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Securities, if required under applicable law. Upon receipt of a request therefor, the Company has agreed, if required under applicable law, to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

(e)  In the event of a sale of Securities by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a certificate of subsequent sale substantially in the form included in Exhibit C attached hereto, so that the Securities may be properly transferred.

8.9  Indemnification. For the purpose of this Section 8.9:

(i) the term “Selling Holder” shall include the Investor and any affiliate of such Investor;

(ii) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, together with any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.5; and

(iii) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Holder from and against any losses, claims, damages or liabilities to which such Selling Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Holder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Holder specifically for use in preparation of the Registration Statement or the failure of such Selling Holder to comply with its covenants and agreements contained in Section 8.8 hereof respecting sale of the Securities or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus. The Company shall reimburse each Selling Holder for the amounts provided for herein on demand as such expenses are incurred.

(b) The Investor agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 8.8 hereof respecting sale of the Securities, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor’s obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Securities.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.9, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 8.9 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 8.9. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 8.9 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any Other Investors under such registration statement, on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Investors on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and Other Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to such Investor’s sale of Securities to which such loss relates and shall not be joint with any Other Investors.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8.9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8.9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 8.9, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8.9 and further agree not to attempt to assert any such defense.

8.10  Termination of Conditions and Obligations. The conditions precedent imposed by Section 6 or this Section 8 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities when such Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Securities or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.11  Information Available. So long as the Registration Statement is effective covering the resale of Securities owned by the Investor, the Company will furnish or otherwise make available to the Investor:

(a) as soon as practicable after it is available, one copy (excluding exhibits) of its Annual Report on Form 10-K, which Annual Report on Form 10-K shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants;

(b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 8.11 as filed with the SEC and all other information that is made available to stockholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and, upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Securities and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

9.  Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Securities purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

10.  Public Statements.  The Company shall, on or before 8:30 a.m., New York time, on the first Business Day following execution of the Agreements, issue a press release disclosing all material terms of the Offering, including the financial projections contained in the Corporate Presentation.  Within four (4) Business Days after the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the Offering and including as exhibits to the 8-K Filing this Agreement in the form required by the Exchange Act.  Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the Offering. The Company shall not include the name of any Investor in any press release without the prior written consent of such Investor.

11.  Removal of Legends. Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 6.1 above) (i) while the Registration Statement covering the resale of the Securities is effective under the Securities Act; (ii) if such Securities are sold pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company); (iii) if such Securities are eligible for resale under Rule 144(k); or (iv) if such legend is not otherwise required under applicable requirements of the Securities Act. After the effective date of the Registration Statement or at such earlier time as a legend is no longer required for the Securities, the Company shall, no later than five business days following the delivery by an Investor to the Company or the Company’s transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the re-issuance and/or transfer), take all action as is necessary for a certificate representing such Securities to be delivered to such Investor that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the transfer agent with respect to such matters on the effective date. Any fees incurred by the transfer agent, counsel to the Company or otherwise associated with the issuance of such opinion, the removal of the legend, and the re-issuance of the certificates representing the Securities shall be borne by the Company. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 11 with respect to the Securities.

12.  Notices. All notices, requests, consents and other communications hereunder shall be in writing, and shall be deemed given (i) if deposited in the U.S. mail, on the business day actually received, (ii) if delivered by overnight courier, on the next business day after delivery to such courier, (iii) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

China Precision Steel, Inc.
8th Floor, Teda Building
87 Wing Lok Street
Sheung Wan, Hong Kong
Fax: +1-822-2854-1121
Attention: Leada Tak Tai Li, Chief Financial Officer

(b) with a copy to:

Kirkpatrick & Lockhart Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111
Fax: +1-617-261-3175
Attn: Barbara A. Jones, Esq.

(c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

13.  Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

14.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

15.  Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

16.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

17.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

ANNEX II

CHINA PRECISION STEEL, INC.

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	China Precision Steel, Inc. 8th Floor, Teda Building 87 Wing Lok Street Sheung Wan, Hong Kong

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, $0.001 par value per share (the “Securities), of China Precision Steel, Inc. (“CPSL”). The Securities are being offered and sold by CPSL without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D and Regulation S promulgated thereunder and in reliance on similar exemptions under applicable state laws. CPSL must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure CPSL that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing CPSL to provide a completed copy of this Questionnaire to such parties as CPSL deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.	BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

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Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

If an individual:
Age: ____________	Citizenship: ________	Where registered to vote: ________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: __________________________________________________________________________________________________________________

State of formation: ________________	Date of formation: ________________

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): ______ Residence Address ______ Business Address

Current ownership of securities of CPSL: __________ shares of common stock, $0.001 value per share (the “Common Stock”); ___________ options to purchase __________ shares of Common Stock

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

1  As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

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____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

____ (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.	FOR NON-U.S. PERSONS ACQUIRING IN RELIANCE UPON REGULATION S ONLY. PLEASE CHECK ALL BOXES THAT APPLY.

1.	The undersigned has checked the following box as appropriate:

☐	The undersigned is an “accredited investor” (as defined above in Part B).

☐	The undersigned is not an accredited investor.

2.	☐	The undersigned is not a “U.S. person” as defined in Rule 902 of Regulation S under the Act. Specifically, the undersigned is not:

•	A natural person resident in the United States;

•	A partnership or corporation organized or incorporated under the laws of the United States;

•	An estate of which any executor or administrator is a U.S. person;

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•	A trust of which any trustee is a U.S. person;

•	An agency or branch of a foreign entity located in the United States;

•	A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•	A discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

•	A partnership or corporation if:

Organized or incorporated under the laws of any foreign jurisdiction; and

Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

3.	☐	The Securities were not offered to the undersigned in the United States.

4.	☐	The undersigned was physically outside the United States when the agreement to acquire the Securities was made. No documents relating to the acquisition of the Securities were executed by the undersigned in the United States.

5.	☐	The undersigned acknowledges that the Securities were not offered by means of any general solicitation or advertising.

6.	☐	The undersigned is purchasing the Securities for its own account for investment and not on behalf of or for the benefit of any U.S. person.

7.	☐	The undersigned has not prearranged the sale of the Securities to any buyer in the United States and has no present plan or intention to engage in a distribution of the Securities in the United States.

8.	☐	The undersigned agrees that, prior to the expiration of a period commencing on the closing of the Stock Purchase Agreement and ending one-year thereafter (the “Restricted Period”), no offers and sales of the Securities shall be made to U.S. persons or for the account or benefit of U.S. persons except in compliance with U.S. federal and state securities laws.

9.	☐	If the undersigned is a distributor or dealer with respect to the Offering, the undersigned acknowledges and agrees that it is subject to the same restrictions as each other Investor.

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10.	☐	The undersigned has not engaged in and is not aware of any other person having engaged in any “directed selling efforts,” as that term is defined in Rule 902 of Regulation S, in connection with the acquisition of the Securities.

11.	☐	The undersigned will not make any sale, transfer or other disposition of the Securities in violation of the Act, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder.

Note: Each equity owner must submit an individual investor questionnaire.

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IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of February, 2007, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

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EXHIBIT A

INSTRUCTIONS TO ISSUE AND TRANSFER MAKE GOOD SHARES

Pursuant to Section 5.1 of the Stock Purchase Agreement, dated as of February [20], 2007, among China Precision Steel, Inc. (the “Company”) and the Investors named therein, the Company hereby instructs Corporate Stock Transfer, Inc., as the Company’s share registrar and transfer agent, as follows:

These instructions are made pursuant to Section 5.1 [(a)] [(b)] [insert applicable section reference] of the Stock Purchase Agreement, dated February 16, 2007.

The Company hereby certifies that the condition for issuance of the Make Good Shares as set forth such Section 5.1 [(a)] [(b)] [insert applicable section reference] [has] [has not] been satisfied as evidenced in the Company’s audited financial statements for the fiscal year ended June 30, 200[7] [8] [insert applicable year] and filed with the U.S. Securities Exchange Commission in the Company’s Annual Report on Form 10-K for such fiscal year on [insert date of SEC filing].

Make Good Shares should be issued and transferred to the Investors pro-rata [insert as appropriate] as set forth below:

Amount of Make Good Shares
to be issued:

Form of issuance:

Transferees:	[Include names of all Investors]
Name:
Address:
City/State:
Zip:
Number of Shares:

CHINA PRECISION STEEL, INC.

Date: _________________________	By:
Name:
Title:

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EXHIBIT B

LIMITED STANDSTILL AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the ___ day of February, 2007, by the signatories hereto (each a “Holder”), in connection with their respective ownership of shares of China Precision Steel, Inc., a Colorado corporation (the “Company”). Terms not otherwise defined herein are defined in the Stock Purchase Agreement among the Company and the Investors named therein; dated as of February 16, 2007 (the “Stock Purchase Agreement”).

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.  General.

(a)  Holder is a director or executive officer of the Company and the beneficial owner of the amount of shares of the Common Stock, $0.001 par value, of the Company (“Common Stock”) and rights to purchase Common Stock as designated on the signature page hereto (collectively, the “Shares”).

(b)  Holder acknowledges that the Company has entered into or will enter into an agreement with each Investor (a “Stock Purchase Agreement”) for the sale to the Investors of an aggregate of at least $20,000,000 principal amount of Common Stock (the “Offering”). Holder understands that, as a condition to Closing, the Investors have required, and the Company has agreed to obtain, an agreement from the Holder to refrain from selling any securities of the Company in accordance with the terms and conditions set forth herein.

2.  Share Restriction.

(a)  Holder hereby agrees that during the period commencing on the effective date of the Registration Statement filed pursuant to Section 8 of the Stock Purchase Agreement and ending on the date that is twelve (12) months thereafter (the “Restriction Period”), the Holder will not offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell short, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Shares or enter into any swap or other arrangement that transfers any economic consequences of ownership of Shares other than as may be required in the ordinary course of the Company’s business; provided, however, that 20% of the Holder’s Shares shall be released from and no longer subject to the foregoing restrictions after ninety (90) calendar days following the effective date of such Registration Statement, and further, provided, that such 20% may, at Holder’s option, be registered for resale under the Securities Act of 1933, as amended, on the Registration Statement to be filed pursuant to Section 8 of the Stock Purchase Agreement. The foregoing sentence shall not apply with respect to an offer made to all shareholders of the Company in connection with any merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of Shares held by Holder in violation of this Agreement.

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(b)  Any subsequent issuance to and/or acquisition of Common Stock or the right to acquire Common Stock by Holder will be subject to the provisions of this Agreement; provided, however, that the Restriction Period shall not be extended hereby with respect thereto.

(c)  Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.  Miscellaneous.

(a)  At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Investors to carry out the intent and purposes of this Agreement. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

(b)  This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply. Any proceeding brought to enforce this Agreement may be brought exclusively in courts sitting in New York County, New York.

(c)  This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof. This Agreement shall be binding upon Holder, its legal representatives, successors, heirs and assigns.

(d)  This Agreement may be signed in counterpart and delivered by facsimile or electronic transmission and such facsimile or electronic transmission signed and delivered shall be enforceable.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

(Signature of Holder)

(Print name of Holder)

Number of shares of Common Stock Beneficially Owned

Number of options, warrants or other rights to acquire Common Stock

COMPANY:

CHINA PRECISION STEEL, INC.

By:
Name: Wo Hing Li Title: President

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EXHIBIT C

CHINA PRECISION STEEL, INC.

___________________, 2007

Re: China Precision Steel, Inc.; Registration Statement on Form S-3

Dear Investor:

Please be advised that the Company’s Registration Statement on Form S-3 (Registration No. 333-      ) (the “Registration Statement”) relating to the resale of your shares of common stock, $0.001 par value (the “Securities”), of the Company has been declared effective by the Securities and Exchange Commission and the prospectus dated ______________, 2007 (the “Prospectus”) is now available for use in connection therewith. As an Investor under the Registration Statement, you may have an obligation to deliver a copy of the Prospectus to each purchaser of your Securities, either directly or through the broker-dealer who executes the sale of your Securities.

The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Securities which are included in the Prospectus under the Registration Statement. Upon a sale of any Securities under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, Corporate Stock Transfer, Inc. (1) your restricted stock certificate(s) representing the Securities, (2) instructions for transfer of the Securities sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit 1 attached hereto (the “Representation Letter”). The Representation Letter confirms that the Securities have been sold pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale was made in accordance with all applicable securities laws, including any applicable prospectus delivery requirements.

Please note that you are under no obligation to sell your Securities during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Securities must be carried out in the manner set forth under the caption “Plan of Distribution” in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

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In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Securities by you, including the number of Securities being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption “Plan of Distribution” in the Prospectus.

Should you need any copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at China Precision Steel, Inc., 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong. Thank you.

Sincerely, CHINA PRECISION STEEL, INC.

By:
Wo Hing Li, President

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Exhibit 1

CERTIFICATE OF SUBSEQUENT SALE

Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209

RE:	Sale of Shares of Common Stock of China Precision Steel, Inc. (the “Company”) pursuant to the Company’s Prospectus dated _____________, 2007 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Investors in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, applicable Prospectus delivery requirements of the Securities Act of 1933, as amended.

Investor (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated: _________________________________	By:
Print Name: Title:

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